UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2005


                          DUNGANNON INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-50673                33-0901631
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


       805-510 West Hastings Street, Vancouver, British Columbia, V6B 1LB
              (Address of principal executive offices and Zip Code)


        Registrant's telephone number, including area code (604) 689-1818


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 14, 2005, Dungannon International, Inc. dismissed Beckstead and Watts, LLP as its principal independent accountant. Effective March 14, 2005, we engaged Armando Ibarra, CPA - APC, of Chula Vista, California as our new principal independent accountant. Our board of directors has approved the dismissal of Beckstead and Watts, LLP and the appointment of Armando Ibarra, CPA
- APC as our new principal independent accountants.

From the date of Beckstead and Watts' appointment through the date of Beckstead and Watts' dismissal on March 14, 2005, there were no disagreements between our company and Beckstead and Watts on any matter listed under Item 304 Section
(a)(1)(iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Beckstead and Watts would have caused Beckstead and Watts to make reference to the matter in its reports on our financial statements.. The report on the financial statements prepared by Beckstead and Watts for the fiscal period ending October 31, 2004 contained a paragraph with respect to our ability to continue as a going concern.

Prior to engaging Armando Ibarra, CPA-APC, we did not consult Armando Ibarra regarding either:

     1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered our financial statements, and neither a written report was provided to our company nor oral advice was provided that Armando Ibarra, CPA-APC, concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

     2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

Prior to engaging Armando Ibarra, CPA-APC, Armando Ibarra has not provided our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our company's new principal independent accountant from Beckstead and Watts, LLP to Armando Ibarra, CPA-APC.

We provided Beckstead and Watts, LLP, with a copy of this Current Report on Form 8-K on March 18, 2005, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Beckstead and Watts, LLP, dated March 18, 2005, is attached to this Form 8-K as an exhibit.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

16.1  Letter from Beckstead and Watts, dated March 18, 2005.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DUNGANNON INTERNATIONAL, INC.


Date: March 18, 2005                     By: /s/ Gary Ciccozzi
                                            -------------------------
                                            President


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